RIDGEWORTH FUNDS
Supplement dated June 9, 2009 to the
RidgeWorth Funds Prospectuses Dated August 1, 2008 for the
RidgeWorth International Equity 130/30 Fund
RidgeWorth Real Estate 130/30 Fund
RidgeWorth U.S. Equity 130/30 Fund
Effective immediately, the following replaces the information related to the portfolio management team with respect to the International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund (the “Funds”) under the heading “Investment Subadvisers” in each Prospectus for the Funds (all other information remains unchanged):
Alpha Equity employs a team approach in managing the Funds. Each of the individuals primarily responsible for the day-to-day management of the Funds has particular areas of expertise in which they contribute to the management of the Funds.  All of the Funds utilize a similar set of highly structured and disciplined investment processes which determine the holdings within a fund and therefore its investment performance.  All members of the investment team make significant contributions to the investment processes that guide all Funds.
Mr. Kevin Means, CFA, is the founder of Alpha Equity and its predecessor and has been Managing Partner and Chief Investment Officer of Alpha Equity and its predecessor since February 2000. As Chief Investment Officer, Mr. Means is responsible for designing the various investment processes, disciplines and models used to guide portfolio management decisions. As U.S. and Real Estate Portfolio Manager, he has been primarily responsible for stock selection in the U.S. Equity 130/30 Fund since April, 2009, and the Real Estate 130/30 Fund since its inception. He has more than 22 years of investment experience.
Mr. Vince Fioramonti, CFA, has been Partner and Director of Trading and Portfolio Operations of Alpha Equity and its predecessor since November 2002. As Director of Trading and Portfolio Operations, Mr. Fioramonti is responsible for designing the various processes used to optimize portfolios, evaluate trade ideas, implement trades, and process trade settlement information in a highly automated fashion.  As International Portfolio Manager, he has been primarily responsible for stock selection in the International Equity 130/30 Fund since its inception. He has more than 20 years of investment experience.
Mr. Neil Kochen, CFA, has been Partner, Chief Risk Officer, and Asset Allocation Strategist of Alpha Equity and its predecessor since March, 2006. Mr. Kochen has monitored the risk characteristics of the International Equity 130/30 Fund, the Real Estate 130/30 Fund and the U.S. Equity 130/30 Fund since each Fund’s inception. Prior to joining Alpha Equity, Mr. Kochen served as Chief Investment Officer Equities and Chief Risk Officer with ING Aeltus Investment Management Inc. from January 2000 until June 2004. He has more than 24 years of investment experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP-116